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                                                    EXHIBIT 10.28





             INTELLECTUAL PROPERTY SECURITY AGREEMENT

                    Dated as of June 14, 1996

                                by

                           LCC, L.L.C.

                           in favor of

         THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)

                     as Administrative Agent
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             INTELLECTUAL PROPERTY SECURITY AGREEMENT


      INTELLECTUAL PROPERTY SECURITY AGREEMENT, dated as of June 14, 1996 (as amended, supplemented or otherwise modified from time to time, this "Agreement"), made by LCC, L.L.C., a Delaware limited liability company (the "Borrower"), in favor of THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, as administrative agent (in such capacity, together with its successors in such capacity, the "Administrative Agent") for the benefit of each of the lenders (the "Lenders") a party to the Credit Agreement dated as of June 14, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Borrower, LCC Design Services, L.L.C., a Delaware limited liability company, LCC Development Company, L.L.C., a Delaware limited liability company (the "Subsidiary Guarantors" and, together with the Borrower, the "Obligors"), the Administrative Agent and the Lenders.

                             W I T N E S S E T H :

      WHEREAS, pursuant to the terms of the Credit Agreement and the other Facility Documents, the Lenders have agreed to extend credit to the Obligors upon the terms and subject to the conditions set forth therein to be evidenced by the Notes issued by the Borrower thereunder and the Letters of Credit issued thereunder and to be guarantied by the Subsidiary Guarantors thereunder and by Telcom Ventures, L.L.C., a limited liability company organized under the laws of the State of Delaware (the "Parent") under the Parent Guaranty; and

      WHEREAS, it is a condition precedent to the obligation of the Lenders to make their extensions of credit to the Obligors under the Credit Agreement that the Borrower shall have executed and delivered this Agreement to the Administrative Agent to secure the obligations of the Borrower under the Notes, the Letters of Credit, the Credit Agreement and the other Facility Documents.

      NOW, THEREFORE, in consideration of the premises and to induce the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loans and to purchase Participating Interests in Letters of Credit issued under the Credit Agreement, the Borrower hereby agrees with the Administrative Agent, as follows:

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           ARTICLE 1.    DEFINITIONS.

      Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined; and the following terms have the following meanings:

      "Code" means the Uniform Commercial Code as in effect in the State of New York.

      "Collateral" means all of the right, title and interest of the Borrower in, to and under (i) the Patents, (ii) the Trademarks, (iii) the Copyrights,
(iv) all mask works and registrations and applications for registration thereof, (v) computer software (including all databases, data and documentation), (vi) trade secrets and other confidential information (including ideas, formulas, compositions, inventions, know-how, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, copyrightable works, financial and marketing plans, customer and supplier lists and information), (vii) other intellectual property rights, and (viii) copies and tangible embodiments thereof (in whatever form or medium), whether now owned or hereafter acquired, together with all the proceeds thereof and any replacements, additions or substitutions thereof or thereto and all accounts arising from the sale or disposition thereof.

      "Copyrights" means, collectively, all of the Borrower's right, title and interest in and to the copyrights, applications for copyright registrations and registrations listed on PART I OF SCHEDULE A hereto, and all other copyrights, applications and registrations in which the Borrower has or shall now or hereafter have any right, title or interest, and all proceeds of the foregoing (including, without limitation, license royalties and proceeds of infringement suits); and all general intangibles associated with the foregoing including, without limitation, the right to sue for past, present and future infringements, all rights corresponding thereto and all renewals and extensions thereof.

      "Patents" means, collectively, all of the Borrower's right, title and interest in and to the patents listed on PART II OF SCHEDULE A hereto and all other patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice) in which the Borrower has or shall now or hereafter have any right, title or interest, and all proceeds of the foregoing (including, without limitation, license royalties and proceeds of infringement suits); and all general intangibles associated with the foregoing, including, without limitation, the right to sue for past, present and future infringements, all rights corresponding




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thereto and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof.

      "Secured Obligations" means the unpaid principal of and interest on (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Notes and all other obligations and liabilities of any Obligor to the Administrative Agent or any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any Note, any Letter of Credit, any Interest Rate Protection Agreement, any Currency Protection Agreement, any other Facility Document and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or any Lender) or otherwise.

      "Trademarks" means, collectively, all of the Borrower's right, title and interest in and to the trademarks, and trademark applications and registrations listed on PART III OF SCHEDULE A hereto, and all other trademarks, service marks, trade dress, tradenames and corporate names and applications and registrations in which the Borrower has or shall now or hereafter have any right, title or interest, and all proceeds of the foregoing (including, without limitation, license royalties and proceeds of infringement suits); and all general intangibles associated with the foregoing, including, without limitation, all goodwill associated with the trademarks, service marks, trade dress, tradenames and corporate names, the applications and registrations therefor and the business of the Borrower to which such trademarks, service marks, trade dress, tradenames and corporate names and applications and registrations relate, the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all reissues, divisions, continuations, renewals, extensions thereof.

           ARTICLE 2.    COLLATERAL

      Section 2.01. Grant of Security Interest. As security for the payment by the Borrower of the Secured Obligations and the performance by the Borrower of its other obligations and undertakings under this Agreement and under the other Facility Documents, the Borrower does hereby grant, bargain, convey, assign, transfer, mortgage, hypothecate, pledge, confirm and grant a continuing security interest to the Administrative Agent in and to all right, title and interest of the Borrower (but none of its obligations) in the Collateral.





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      Section 2.02.  Sharing of Collateral.  The Collateral shall be held subject to the conditions and agreements in this Agreement and in the other Facility Documents set forth for the common and equal use, benefit and security of all and singular Person or Persons who shall from time to time be Lenders and, except to the extent specifically set forth in the Credit Agreement, without preference of any of the Secured Obligations over any of the others by reason of priority in time of issue, sale or negotiation thereof or otherwise howsoever.

           ARTICLE 3.    REPRESENTATIONS, WARRANTIES AND COVENANTS
                          CONCERNING SECURITY

      Section 3.01. Collateral. The Borrower represents, warrants and covenants that:

           (a) SCHEDULE A hereto completely and accurately lists all of the copyrights, patents and trademarks (including all applications and registrations) in which the Borrower has any right, title or interest;

           (b) each of the Patents, the Copyrights and the Trademarks is subsisting, valid and enforceable and has not been adjudged invalid or unenforceable, in whole or in part;

           (c) the Borrower is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Patents, the Copyrights and the Trademarks in which the Borrower holds an interest, free and clear of any Liens, charges and encumbrances, including without limitation, licenses and covenants by the Borrower not to sue third persons except for licenses granted to customers in the ordinary course of business;

           (d) the Borrower (i) has properly registered, or applied to register, and recorded each of the Patents and Trademarks which, in the exercise of its business judgment, the Borrower deems material and in which the Borrower holds an interest that could be registered and recorded with the United States Patent and Trademark Office (the "Material Patents" and the "Material Trademarks", respectively) and each of the Copyrights which, in the exercise of its business judgment, the Borrower deems material and in which the Borrower holds an interest that could be registered with the United States Copyright Office (the "Material Copyrights"), (ii) has not taken any action or failed to take any action which action or failure to act could or might impair or diminish any of the Material Patents, the Material Copyrights or the Material Trademarks and (iii) has delivered to the Administrative Agent true, correct and complete copies of all patent, copyright and trademark registration certificates, assignments, renewal certificates, and all other instruments filed with United States




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Patent and Trademark Office, the United States Copyright Office or otherwise relevant to the chains of title of the Material Patents, the Material Copyrights and the Material Trademarks;

           (e) the exploitation by the Borrower in any manner or media of each of the Copyrights in which the Borrower holds an interest does not and will not infringe upon or violate, or require any filing, registration, consent or approval with respect to, any common law or statutory rights, contractual rights, copyrights, rights of privacy, rights of publicity, literary and dramatic rights or any other rights of other Persons;

           (f) the Borrower has the unqualified right to enter into this Agreement and perform its terms and has entered and will enter into written agreements with each of its present and future employees, agents and consultants that will enable it to comply with the covenants contained herein;

           (g) the Borrower will use for the duration of this Agreement appropriate standards of quality in the manufacture, promotion, advertisement, sale or distribution of its products sold under the Trademarks;

           (h) there are no liabilities of any kind or nature with respect to the Copyrights or the exploitation by the Borrower of the Copyrights in any manner or media; and

           (i) there are no claims against the Borrower asserting the invalidity, misuse, unenforceability or ownership of any Patent, Copyright or Trademark owned or used by the Borrower, no such claims are threatened and there are no grounds for the same.

      Section 3.02. No Inconsistent Agreements. Until all of the Secured Obligations and the Letters of Credit shall have been satisfied in full and the Commitments terminated, the Borrower shall not, without the Administrative Agent's prior written consent, enter into any agreement (including, without limitation, a license agreement) that is inconsistent with the Borrower's obligations under this Agreement;

      Section 3.03. After-Acquired Patents, Copyrights and Trademarks Subject to this Agreement. (a) If the Borrower shall obtain rights to any new patents, copyrights or trademarks, or become entitled to the benefit of any patent, copyright or trademark or application or registration for any renewal or extension thereof, the same shall automatically be deemed subject to this Agreement and included within





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the term "Patent", "Copyright" or "Trademark", as the case may be, and the
Borrower shall give to the Administrative Agent prompt notice thereof in writing.

           (b) The Borrower grants the Administrative Agent a power-of-attorney, irrevocable so long as any Secured Obligation, any Letter of Credit or Commitment remains outstanding, to amend SCHEDULE A (without requirement of any consent or further action on the part of the Borrower) to include any future registered patents, copyrights and trademarks and patent, copyright and trademark applications that are Patents, Copyrights or Trademarks under the definitions of such terms in Section 1.01 or under
Section 3.03(a).

      Section 3.04. Patent, Copyright and Trademark Applications. The Borrower shall have the duty to prosecute diligently any application of the Patents, the Copyrights or the Trademarks pending as of the date of this Agreement or thereafter and to preserve and maintain all rights in applications and registrations of the Material Patents, the Material Copyrights and the Material Trademarks. Any expenses incurred in connection with such an application shall be borne by the Borrower. The Borrower shall not abandon any right to file a patent, copyright or trademark application, or a pending patent, copyright or trademark application or patent, copyright or trademark which is material to the operation of the Borrower's business without the consent of the Administrative Agent. The Borrower shall enter into such agreements with its employees and take such other reasonable measures, as are necessary to insure that the Borrower shall have and enjoy all rights to apply for, register and prevent others from using, subject to
Section 3.03 of this Agreement, patents with respect to patentable inventions invented by such employees and copyrights attributable to materials designed or created by such employees in the ordinary course of their employment.

      Section 3.05. Further Assurances. So long as any of the Secured Obligations, any Letter of Credit or any Commitment shall be outstanding, upon the written request of the Administrative Agent, the Borrower, at its expense, will timely execute, acknowledge, deliver, file and record, or will cause to be executed, acknowledged, delivered, filed or recorded, all such further instruments, agreements, assignments and assurances (including, without limitation, all continuations, statements of use and declarations of noncontestability) as may be necessary or appropriate (and, in any event, as may be reasonably requested by the Administrative Agent):

           (a) to preserve and continue in force each of the Patents, the Copyrights and the Trademarks (including the continued use of such Patents, Copyrights and Trademarks) and to pay any and all fees and expenses in connection therewith (including, without limitation, payment of such maintenance fees, if any, as





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may be imposed by the United States Patent and Trademark Office, the United
States Copyright Office or by any other Governmental Authority in any jurisdiction); and

           (b) subject to this Agreement, to preserve, continue and protect the Lien of this Agreement on, and the right of the Administrative Agent in and to, the Patents, the Copyrights and the Trademarks.

           ARTICLE 4.   DEFAULTS -- REMEDIES

      Section 4.01. Nature of Events. An "Event of Default" shall exist if any Event of Default under, and as defined in, the Credit Agreement occurs and is continuing.

      Section 4.02. Default Remedies. (a) If an Event of Default exists and is continuing, the Administrative Agent may exercise all of the rights and remedies of a secured party under the Code and all of the rights and remedies in this Agreement or in any other Facility Document conferred, it being expressly understood that no such remedy is intended to be exclusive of any other remedy or remedies, but each and every remedy shall be cumulative and shall be in addition to every other remedy given in this Agreement or in any other Facility Document or now or hereafter existing at law or in equity or by statute, and may be exercised from time to time, during such period, as often as may reasonably be deemed expedient by the Administrative Agent. Without limiting the foregoing, this Agreement is executed in furtherance of, and supplementary to, the provisions of the Security Agreement, the terms and conditions of which are incorporated hereby as if set forth in full herein.

           (b) The Borrower and the Administrative Agent agree that ten (10) days' prior written notice to the Borrower of any public or private sale or other disposition of Collateral shall be reasonable notice thereof, and such sale shall be at such reasonable locations as the Administrative Agent shall designate in such notice. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived by the Borrower. Sales for cash, or on credit to a wholesaler, retailer or user of the Collateral, at any public or private sale, if made in good faith, are all hereby deemed (without limitation) to be commercially reasonable (as defined in the Code). The Administrative Agent shall have the right to bid at any such sale on behalf of any one or more Lenders (who shall also have the right to bid individually). Proceeds arising from any such sale shall be applied in the manner set forth in the Credit Agreement.

           (c) If an Event of Default exists and is continuing, the Administrative Agent shall have the right, but shall in no way be obligated to, bring suit in its own name to enforce the Patents, Copyrights and Trademarks and any license thereunder, in which event the Borrower shall at the request of the Administrative Agent do any





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and all lawful acts and execute any and all proper documents reasonably required by the Administrative Agent in aid of such enforcement, and the Borrower shall promptly, upon demand, reimburse and indemnify the Administrative Agent for all reasonable costs and expenses incurred by the Administrative Agent in the exercise of its rights under this Section 4.02(c).

           (d) All covenants, conditions, provisions, warranties, guaranties, indemnities and other undertakings of the Borrower contained in this Agreement or any other Facility Document, or in any document referred to in this Agreement or any other Facility Document or contained in any agreement supplementary to this Agreement or any other Facility Document, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions or agreements of the Borrower contained in this Agreement or any other Facility Document.

           (e) The Borrower will pay to the Administrative Agent all reasonable expenses (including court costs and reasonable attorneys' fees and expenses) of, or incident to, the enforcement of any of the provisions of this Agreement and all other charges due against the Collateral, including, without limitation, taxes, assessments, security interests, Liens or encumbrances upon the Collateral and any expenses, including transfer or other taxes, arising in connection with any sale, transfer or other disposition of Collateral.

      Section 4.03. Other Enforcement Rights. The Administrative Agent may proceed to protect and enforce this Agreement by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement in this Agreement contained or in execution or aid of any power in this Agreement granted, or for foreclosure under this Agreement, or for the appointment of a receiver or receivers for the Collateral or any part thereof, for the recovery of judgment for the obligations secured by this Agreement or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

      Section 4.04. Application of Proceeds. The proceeds of any exercise of rights with respect to the Collateral, or any part thereof, and the proceeds and the avails of any remedy under this Agreement shall be paid to and applied in accordance with the provisions of the Credit Agreement. If there is a deficiency, the Borrower shall, subject always to the other provisions of this Agreement, remain liable therefor and shall forthwith pay the amount of any such deficiency to the Administrative Agent.

           ARTICLE 5.   DEFEASANCE





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      Section 5.01.  Satisfaction and Discharge.  If the Borrower shall pay and discharge the entire indebtedness on all Secured Obligations outstanding by well and truly paying or causing to be paid the principal of, and interest on, all Secured Obligations outstanding, as and when the same become due and payable; and if the Borrower shall also pay or cause to be paid all other sums payable under this Agreement with respect to the Secured Obligations and all sums payable under any one or more of the other Facility Documents, and fully and faithfully discharges or causes to be discharged every other obligation herein or in any other Facility Document contained or otherwise secured by any of the Facility Documents; and if all Commitments shall have been terminated, then and in that case all of the right, title and interest of the Administrative Agent in the Collateral created hereby shall cease and terminate, and thereupon the Administrative Agent, upon written request of the Borrower, shall forthwith execute and deliver, without recourse, proper deeds, assignments and other instruments acknowledging satisfaction of and discharging all of the right, title and interest of the Administrative Agent in the Collateral created hereby (subject to any disposition thereof that may have been previously made by the Administrative Agent pursuant to any of the Facility Documents).

      Section 5.02. Disposal of Assets; Release of Lien. So long as no Default or Event of Default shall exist or be created as a result thereof, if the Borrower shall sell, lease, transfer or otherwise dispose of its Property in accordance with the provisions of the Credit Agreement, then the Administrative Agent, upon payment to it of all amounts then due and owing as fees and expenses under this Agreement, shall forthwith execute proper instruments releasing the interests in such Property so disposed of from the Lien of the Administrative Agent created under this Agreement.

           ARTICLE 6.   MISCELLANEOUS

      Section 6.01. Amendments and Waivers. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be amended or modified only by an instrument in writing signed by the Borrower, the Administrative Agent and the Required Lenders, or by the Borrower and the Administrative Agent acting with the consent of the Required Lenders and any provision of this Agreement may be waived by the Required Lenders or by the Administrative Agent acting with the consent of the Required Lenders; provided that no amendment, modification or waiver shall, unless by an instrument signed by all of the Lenders or by the Administrative Agent acting with the consent of all of the Lenders: (a) permit the creation of any Lien with respect to any of the Collateral that is prior or equal to the Lien of the Administrative Agent;
(b) effect the deprivation of any Lender of the benefit of any Lien upon all or any part of the Collateral in excess of $500,000; (c) create any priority with respect to any portion of the Secured Obligations over any




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other portion with respect to the Lien upon all or any part of the Collateral;
or (d) amend, waive or modify the definition of Secured Obligations.

      Section 6.02.  Survival.  The obligations of the Borrower under
Section 4.02(c) or Section 4.02(e) shall survive the repayment of the Secured Obligations and the termination of the Commitments.

      Section 6.03. Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the Borrower, the Lenders and their respective successors and assigns.

      Section 6.04. Notices. Unless the party to be notified otherwise notifies the other party in writing as provided in this Section, and except as otherwise provided in this Agreement, notices shall be given in writing to the Administrative Agent, to the Lenders and to the Borrower by ordinary mail, hand delivery, overnight courier or telecopier addressed to such party at its address on the signature page of the Credit Agreement. Notices shall be effective: (a) if given by mail, 72 hours after deposit in the mails with first class postage prepaid, addressed as aforesaid; and (b) if given by telecopier, when the telecopy is transmitted to the telecopier number as aforesaid; provided that notices to the Administrative Agent shall be effective upon receipt.

      SECTION 6.05. JURISDICTION; IMMUNITIES. (a) THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN NEW YORK COUNTY OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO THE BORROWER AT ITS ADDRESS SPECIFIED IN SECTION 6.04. THE BORROWER AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. THE BORROWER FURTHER WAIVES ANY OBJECTION TO VENUE IN SUCH STATE AND ANY OBJECTION TO AN ACTION OR PROCEEDING IN SUCH STATE ON THE BASIS OF FORUM NON CONVENIENS. THE BORROWER FURTHER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER SHALL BE BROUGHT ONLY IN NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN NEW YORK COUNTY. THE BORROWER WAIVES ANY RIGHT IT MAY HAVE TO JURY TRIAL.





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           (b)   Nothing in this Section 6.05 shall affect the right of the
Administrative Agent or any Lender to serve legal process in any other manner permitted by law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against the Borrower or its property in the courts of any other jurisdictions.

           (c) To the extent that the Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Borrower hereby irrevocably waives such immunity in respect of its obligations under this Agreement.

      Section 6.06. Headings. The headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Agreement.

      Section 6.07. Severability. The provisions of this Agreement are intended to be severable. If for any reason any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

      Section 6.08. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

      SECTION 6.09. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

      Section 6.10. Subject to the Credit Agreement. Any and all rights granted to the Administrative Agent under this Agreement are to be held and exercised by the Administrative Agent for the benefit of the Lenders, pursuant to the provisions of the Credit Agreement. To the extent set forth in the Facility Documents, each of the Lenders shall be a beneficiary of the terms of this Agreement. Any and all obligations under this Agreement of the parties to this Agreement, and the rights granted to the Administrative Agent under this Agreement, are created and granted subject to the terms of the Credit Agreement.





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      Section 6.11.  Power of Attorney.  The Borrower hereby makes, constitutes and appoints the Administrative Agent the true and lawful agent and attorney in fact of the Borrower, with full power of substitution

           (a) if an Event of Default exists, to sign the name of the Borrower to drafts against its debtors, to notices to such debtors, to assignments and notices of assignments, financing statements, continuation statements or other public records or notices and all other instruments and documents; and

           (b) after a request by the Administrative Agent to take any action to carry out the provisions of this Agreement, including, without limitation, the grant of the security interest granted to the Administrative Agent with respect to the Collateral and the Administrative Agent's rights created under this Agreement, and the failure or refusal of the Borrower to comply with such request within five (5) days, to do any and all things necessary to take such action in the name and on behalf of the Borrower.

      The Borrower agrees, in the absence of willful wrongdoing or gross negligence, that neither the Administrative Agent nor any of its agents, designees or attorneys-in-fact will be liable for any acts of commission or omission, or for any good faith error of judgment or mistake of fact or law with respect to the exercise of the power of attorney granted under this
Section 6.11. The power of attorney granted under this Section 6.11 is coupled with an interest and shall be irrevocable so long as any Secured Obligation, Letter of Credit, or Commitment remains outstanding.

      Section 6.12. Term of Agreement. This Agreement shall be and remain in full force and effect so long as any Secured Obligation shall remain unpaid, any Letter of Credit shall remain outstanding or any Lender shall have any Commitment.






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      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.



                                     BORROWER:

                                     LCC, L.L.C.


                                     By:
                                        ---------------------------------
                                             Name:
                                             Title:



                                     ADMINISTRATIVE AGENT:

                                     THE CHASE MANHATTAN BANK
                                     (NATIONAL ASSOCIATION)


                                     By:
                                        ---------------------------------
                                            Name:
                                            Title:


         [SIGNATURE PAGE TO INTELLECTUAL PROPERTY SECURITY AGREEMENT]

STATE OF VIRGINIA                 )
                                  )SS.
COUNTY OF FAIRFAX                 )

         The foregoing instrument was acknowledged before me this ____ day of __________, 1996, by _____________, the _________ of LCC, L.L.C., a Delaware
limited liability company, on behalf of said company.


                                         --------------------------------------
                                                  Notary Public




STATE OF CONNECTICUT              )
                                  )SS.
COUNTY OF FAIRFIELD               )


         The foregoing instrument was acknowledged before me this ____ day of __________, 1996, by _____________, the _________ of The Chase Manhattan Bank
(National Association), a national banking association, on behalf of said association.



                                         --------------------------------------
                                                  Notary Public